Exhibit 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 1 to the Quarterly Report of The Pantry, Inc. on Form 10-Q/A for the quarterly period ended December 27, 2001, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joseph Duncan, Vice President of Finance, Corporate Controller and Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

To the extent permitted by applicable law, the certifications above are limited to my knowledge.

/s/ JOSEPH J. DUNCAN
Joseph J. Duncan Vice President of Finance, Corporate Controller and Acting Chief Financial Officer August 12, 2002